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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported): January 10, 2005

                                               EDISON INTERNATIONAL
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-9936                              95-4137452
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-2222
                               (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         This current report includes forward-looking statements.  These forward looking statements are based on current expectations and projections about future events based on knowledge of facts as of the date of this current report and assumptions about future events.  These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International and its subsidiaries.  Edison
International has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

                                             Section 8 - Other Events

Item 8.01  Other Events

         On January 10, 2005, Edison Mission Energy ("EME"), a subsidiary of Edison International, sold its 50%
equity interest in the Caliraya-Botocan-Kalayaan hydroelectric power project located in Laguna Province, Luzon,
Philippines (the "CBK Project") to CBK Projects B.V., the purchasing entity designated by its partner in the CBK
Project, Corporacion IMPSA S.A. ("IMPSA"), for a purchase price of approximately $104 million.  As reported in
Edison International's Current Report on Form 8-K filed December 21, 2004, under Commission file number 001-09936,
EME had previously entered into a Purchase Agreement with IMPSA, dated as of November 5, 2004, to sell its interest in the CBK Project.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          EDISON INTERNATIONAL
                                                          (Registrant)

                                                          /s/ KENNETH S. STEWART
                                                          -------------------------------------------------
                                                          KENNETH S. STEWART
                                                          Assistant General Counsel and Assistant Secretary

Date:  January 10, 2005